PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2017	2018
Cost:
Computers and peripheral equipment	$10,295	$7,004
Office furniture and equipment	2,811	2,836
Leasehold improvements	7,779	8,712
Capitalized software	10,650	12,645

Total cost	31,535	31,197
Less: accumulated depreciation and amortization	(14,059)	(15,548)
Property and equipment, net	$17,476	$15,649